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                                                                    EXHIBIT 10.8

                          REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") is made as of March 5, 2003, by and between INTERLEUKIN GENETICS, INC., a Delaware corporation (the "COMPANY"), and PYXIS INNOVATIONS INC., a Delaware corporation ("INVESTOR").

                  This Agreement is entered into in connection with this Stock Purchase Agreement, dated as of the date of this Agreement, between the Company and Investor (the "STOCK PURCHASE AGREEMENT"). Capitalized terms not otherwise defined in this Agreement shall have the meanings given to them in the Stock Purchase Agreement.

                  The parties agree as follows:

         1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the meanings assigned to them below.

         "COMMISSION" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

         "COMMON STOCK" means the Company's common stock, $0.001 par value per share.

         "CONDUCT RULES" means the conduct rules of the NASD, as they may be amended from time to time.

         "EFFECTIVE TIME," in the case of either a Resale Registration Statement or a Piggyback Registration Statement, means the time and date as of which the Commission declares such registration statement effective or as of which such registration statement otherwise becomes effective.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, or any successor thereto, and the rules and regulations of the Commission thereunder, all as the same may be amended from time to time.

         "FORM S-3" means Form S-3 promulgated under the Securities Act and as in effect on the date hereof or any similar or successor forms promulgated under the Securities Act or adopted by the Commission.

         "HOLDER" means Investor and any successors or permitted assigns or transferees who are subsequent holders of any Registrable Securities, in each case for so long as such person owns any Registrable Securities.

         "NASD" means the National Association of Securities Dealers, Inc. or any successor thereto.

         The term "PERSON" means a corporation, association, partnership, organization, business, individual, government or political subdivision thereof, governmental agency or other entity.

         "REGISTRABLE SECURITIES" means the Conversion Shares and any other securities issued or issuable with respect to or in exchange for the Preferred Stock.
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         "RULE 144," "RULE 144A," "RULE 405," and "RULE 415" means, in each case, such rule promulgated under the Securities Act (or any successor provision), as it may be amended from time to time.

         "SECURITIES ACT" means the Securities Act of 1933, or any successor thereto, and the rules and regulations of the Commission thereunder, all as the same may be amended from time to time.

         "TERMINATION DATE" means the date that is the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement, as amended from time to time, have been sold, and (ii) the date on which all Registrable Securities may be sold pursuant to Rule 144(k).

         Unless the context otherwise requires, any reference herein to a "SECTION" or "CLAUSE" refers to a Section or clause, as the case may be, of this Agreement, and the words "HEREIN," "HEREOF" and "HEREUNDER" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other clause.

         2.       RESALE REGISTRATION.

                  (A) GENERAL. The Company shall use its reasonable best efforts to file under the Securities Act, (i) upon demand at any time after the second anniversary of the Closing Date, a resale registration statement providing for the registration, and the sale on a continuous basis, or (ii) if then available to the Company, no later than the second anniversary of the Closing Date, (and if not then available, as soon thereafter as it becomes available to the Company), a "shelf" registration statement on Form S-3 providing for the registration, and the sale on a continuous or delayed basis, in each case by the Holders, of all of the Registrable Securities held by the Holders pursuant to Rule 415 or any similar rule that may be adopted by the Commission (each such filing, a "RESALE REGISTRATION" and each such registration statement, a "RESALE REGISTRATION STATEMENT"). The Company shall use its reasonable best efforts to cause the Resale Registration Statement to become or be declared effective no later than 120 days after the filing date and to keep the Resale Registration Statement continuously effective, in the case of a registration statement for resales to be made on a continuous basis, until the completion of the distribution, and in the case of a "shelf" registration statement on Form S-3, until the Termination Date. From the Effective Time of the Resale Registration Statement to the Termination Date, the Company shall supplement or make amendments to the Resale Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Company for the Resale Registration Statement or by the Securities Act, and the Company shall furnish to each Holder copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission.

                  (B) SELECTION OF UNDERWRITERS. If any of the Registrable Securities covered by the Resale Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters of such offering shall be designated by the Holders holding, in the aggregate, at least a majority of the Registrable Securities to be included in such offering, provided that the designated managing underwriter or underwriters is or are reasonably acceptable to the Company. Such Holders shall promptly give notice to the Company of the selection of such underwriter or underwriters.

                  (C) PARTICIPATION IN UNDERWRITTEN OFFERING BY HOLDERS. Each Holder hereby agrees with the Company and each other Holder that no Holder may participate in any underwritten offering conducted pursuant to the Resale Registration Statement unless such Holder (i) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all


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questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         3.       PIGGYBACK REGISTRATION.

                  (A) RIGHT TO PIGGYBACK. Commencing on the second anniversary hereof and for so long as Registrable Securities remain outstanding prior to the Termination Date, if the Company proposes to file a registration statement to register any of its Common Stock under the Securities Act and the registration form to be used may be used for the registration of Registrable Securities (such filing, the "PIGGYBACK REGISTRATION" and such registration statement, the "PIGGYBACK REGISTRATION STATEMENT"), the Company shall promptly notify all Holders of Registrable Securities and shall include in such registration, and in any underwriting included therein, all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 30 days after the mailing of the notice, subject to Sections 3(b) and 3(c).

                  (B) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested by the Holders to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell,
(ii) second, the Registrable Securities requested to be included in such registration, pro rata among the Holders of such Registrable Securities on the basis of the number of Registrable Securities then owned by each such Holder, and (iii) third, other securities requested to be included in such registration; provided, however, that the Company shall not exclude from the registration a number of securities more than that number which, in the reasonable opinion of the managing underwriters, must reasonably be excluded because of the marketability factors of the offering.

                  (C) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the Holders of such Registrable Securities on the basis of the number of Registrable Securities then owned by each such Holder, and (iii) third, other securities requested to be included in such registration; provided, however, that the Company shall not exclude from the registration a number of securities more than that number which, in the reasonable opinion of the managing underwriters, must reasonably be excluded because of the marketability factors of the offering.

                  (D) PARTICIPATION IN UNDERWRITTEN OFFERING BY HOLDERS; WITHDRAWAL RIGHTS. Each Holder hereby agrees with the Company and each other Holder that no Holder may participate in any underwritten offering included in a Piggyback Registration Statement unless such Holder (i) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. If any Holder of Registrable Securities disapproves of the terms of the underwriting of a Piggyback Registration under Sections 3(b) or 3(c), the Holder may elect to withdraw from such registration by written notice to the Company and the managing underwriters, which notice, to be effective, must be received by the Company at least two


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business days before the anticipated Effective Time of the applicable Piggyback
Registration Statement. The Registrable Securities or other securities so withdrawn from such underwritten offering shall also be withdrawn from such registration; provided, however, that if by the withdrawal of such Registrable Securities, a greater number of Registrable Securities held by other Holders of Registrable Securities may be included in such registration (up to the maximum of any limitation imposed by the managing underwriters) then the Company shall include in the registration in place of such withdrawn Registrable Securities such additional Registrable Securities held by other Holders whose Registrable Securities were excluded pursuant to limitations by the managing underwriters pursuant to Section 3(b) or Section 3(c), in the same proportion (among the group of such Holders of previously excluded Registrable Securities) as such Registrable Securities were excluded pursuant to such managing underwriters' limitation (with no more Registrable Securities being so included than were withdrawn). The Company may at any time withdraw or abandon any Piggyback Registration Statement which triggers the provisions of this Section 3(d) without any liability to any Holder.

                  (E) PROHIBITION ON RESALES PURSUANT TO RESALE REGISTRATION STATEMENT. If the managing underwriters of a Piggyback Registration so request, each Holder shall refrain from selling or otherwise disposing of any Registrable Securities pursuant to the Resale Registration Statement (and any prospectus contained in the Resale Registration Statement, or any amendment or supplement thereto) for a period of up to 30 days after the Effective Date of such Piggyback Registration. The Company shall promptly notify each Holder with respect to the Resale Registration Statement, at the last known address of such Holder on the Company's records, of such request by the managing underwriter.

         4. REGISTRATION PROCEDURES. The following provisions shall apply to any registration statement that the Company files pursuant to Section 2 or
Section 3:

                  (A) In connection with the Company's obligations with respect to any registration, the Company shall:

                           (i)      [reserved]

                           (ii)     comply with all applicable rules and
regulations of the Commission, including without limitation the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the Holders provided for in such registration statement;

                           (iii)    provide (A) the Holders, (B) any
underwriters (which term, for purposes of this Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(a)(11) of the Securities Act) thereof, (C) any placement or sales agent therefor, (D) counsel for any such underwriter or agent, and (E) not more than one counsel for all the Holders a reasonable opportunity to participate in the preparation of, and comment on, each such registration statement and each amendment or supplement thereto;

                           (iv)     for a reasonable period prior to the filing
of such registration statement and, in the case of a Resale Registration Statement, for the period such Resale Registration Statement is required to be effective under Section 2, make available at reasonable times during normal business hours at the Company's principal place of business or such other reasonable place for inspection by the persons referred to in Section 4(a)(iii) who shall certify to the Company that they have a current intention to sell the Registrable Securities pursuant to the registration such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the


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judgment of their respective counsel, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that neither the Company nor such other parties shall be required to disclose any information that is privileged or subject to legal or contractual restrictions on disclosure; and provided further, that each recipient of the information may be required to enter into a confidentiality agreement in form and substance reasonably acceptable to the Company;

                           (v)      promptly notify each of the Holders, any
placement or sales agent therefor, any underwriter therefor and the respective counsel referred to in Section 4(a)(iii): (A) when such registration statement or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and, if applicable, by the blue sky or securities commissioner or regulator of any jurisdiction, with respect thereto or any request by the Commission for amendments or supplements to such registration statement or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the registration, qualification or preemption of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (E) if at any time when a prospectus is required to be delivered under the Securities Act, that such registration statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                           (vi)     use its reasonable best efforts to obtain
the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

                           (vii)    if requested by any managing underwriter or
underwriters, any placement or sales agent or any Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such Holder specifies should be included therein relating to the terms of the sale of Registrable Securities, including information with respect to the amount of Registrable Securities being sold by such Holder or agent or to any underwriters, the name and description of such Holder, agent or underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters or relating to any other terms of the offering of the Registrable Securities to be sold by such Holder or agent or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                           (viii)   furnish to each Holder, any placement or
sales agent therefor, any underwriter thereof and the respective counsel referred to in Section 4(a)(iii) a conformed copy of such registration statement, each such amendment and supplement thereto (including all exhibits thereto and documents incorporated by reference therein), and such number of copies of such registration statement (excluding exhibits thereto and documents incorporated by reference therein) and of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), and such other documents, as such Holder, any agent and any underwriter may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such


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Holder, offered or sold by such agent or underwritten by such underwriter and to permit such Holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Company hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such Holder and by any such agent and underwriter, in each case in the form most recently provided to such person by the Company, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

                           (ix)     unless counsel to the Company advises the
Company in a written opinion that Section 18 of the Securities Act preempts the application of such laws to the securities to be sold in a particular offering under the Resale Registration or a Piggyback Registration or that such securities are exempt from registration or qualification under such laws, use its reasonable best efforts to (A) register or qualify the Registrable Securities to be included in such registration statement under such securities laws or blue sky laws of such jurisdictions as any Holder and any placement or sales agent therefor and any underwriter thereof shall reasonably request, (B) in the case of a Resale Registration, keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Resale Registration is required to remain effective under Section 2 take any and all other actions as may be reasonably necessary or advisable to enable each such Holder, any agent and any underwriter to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 4(a)(ix), (2) consent to general service of process or take any other action that would subject it to suits in any such jurisdiction, (3) take any action that would subject it to taxation in any such jurisdiction, or (4) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders. If the Company determines, in accordance with the first clause of this Section 4(a)(ix), that Section 18 of the Securities Act preempts the application of any securities or blue sky laws to the securities to be sold in a particular offering under the Resale Registration or a Piggyback Registration or that such securities are exempt from registration or qualification under such laws, the Company shall comply with all applicable laws, rules and regulations providing for such preemption or exemption;

                           (x)      cooperate with the Holders and any managing
underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall conform to any requirements of any securities exchange or automated quotation service upon which the Company's Common Stock is listed (if any), and which certificates shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Registrable Securities to be registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Securities;

                           (xi)     upon request, if then listed, cause all
shares of Common Stock registered pursuant to this Agreement to be listed on each securities exchange or automated quotation service on which the Company's Common Stock is then listed;

                           (xii)    if an offering is an underwritten offering,
(A) make such representations and warranties to the Holders and any placement or sales agent therefor and any underwriters thereof in form, substance and scope as are customarily made in connection with an offering of equity securities pursuant to any appropriate agreement or to a registration statement filed on the form applicable to the registration; (B) obtain an opinion of counsel to the Company in customary form and covering such matters, of the type customarily covered by such an opinion, as any managing underwriters or as any Holders holding, in the aggregate, at least 20% of the Registrable Securities at the time outstanding may


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reasonably request, addressed to such Holder or Holders and any placement or sales agent therefor and any underwriters thereof and dated the Effective Time of such registration statement (and if such registration statement contemplates an underwritten offering of a part or all of the Registrable Securities, dated the date of the closing under the underwriting agreement relating thereto); (C) use all reasonable best efforts to obtain a statement from counsel to the Company in which such counsel advises that it has participated in conferences with officers and other representatives of the Company and representatives of the independent public accountants for the Company and has considered the matters required to be stated in the registration statement, and on the basis of the foregoing (relying as to materiality to a large extent upon facts provided to such counsel by officers and other representatives of the Company) and without independent verification of the accuracy, completeness or fairness of any information included in the registration statement (there being no assurance that all material facts were disclosed to such counsel or that such counsel's familiarity with the Company will be such that such counsel would necessarily recognize the materiality of such facts as were disclosed to it), no facts came to such counsel's attention that caused such counsel to believe that the registration statement, at the time such registration statement or any post-effective amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (expressing no such view with respect to the financial statements, including the notes and schedules thereto, or any other financial or statistical information included therein), or that the prospectus contained in such registration statement as of its date contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (expressing no such view with respect to the financial statements, including the notes and schedules thereto, or any other financial or statistical information included therein); (D) obtain a "cold comfort" letter or letters from the independent certified public accountants of the Company addressed to the selling Holders, any placement or sales agent therefor or any underwriters thereof, dated (i) the Effective Time of such registration statement and if applicable, the closing of an underwritten offering, (ii) the date of any preliminary prospectus included in such Registration Statement that is used in selling efforts, and (iii) the date of any prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such registration statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (E) deliver such customary documents and certificates, including officers' certificates, as may be reasonably requested by any Holders holding, in the aggregate, at least 20% of the Registrable Securities at the time outstanding or any placement or sales agent therefor and any managing underwriters thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above or those contained in Section 5(a) and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Company; and (F) undertake obligations relating to expense reimbursement, indemnification and contribution that are generally consistent with those provided in Section 7;

                           (xiii)   in the event that any broker-dealer
registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules thereof, whether as a Holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the Conduct Rules,


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including (A) if the Conduct Rules shall so require, engaging a "qualified independent underwriter" (as defined in the Conduct Rules) to participate in the preparation of the registration statement relating to such Registrable Securities and to exercise usual standards of due diligence in respect thereto,
(B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 7 (or to such other customary extent as may be requested by such underwriter), and (C) providing such information and cooperation to such broker-dealer as may be required in order for such broker-dealer to comply with the Conduct Rules; and

                           (xiv)    in the event that the Company is required,
pursuant to Section 4(a)(v)[D or] (E), to notify the Holders, any placement or sales agent therefor and any managing underwriters thereof, the Company shall without delay prepare and furnish to each such person a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder and any applicable state securities statute or regulation and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made. Each Holder agrees that upon receipt of any notice from the Company pursuant to Section 4(a)(v)(E), such Holder shall forthwith discontinue the disposition of Registrable Securities pursuant to the registration statement applicable to such Registrable Securities until such Holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such Holder shall (i) destroy or (ii) deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

                  (B) Furthermore, in connection with the Company's obligations with respect to the Resale Registration, the Company shall:

                           (i)      as soon as practicable prepare and file with
the Commission such amendments and supplements to the Resale Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of the Resale Registration Statement for the period required under Section 2 and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of the Resale Registration Statement, and furnish to the Holders copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission;

                           (ii)     make generally available to its
securityholders with respect to such registration statement, no later than 18 months after the effective date of such registration statement, a consolidated earnings statement meeting the requirements of Rule 158 under the Securities Act (which need not be audited) covering a 12-month period beginning with the first month of the Company's first fiscal quarter commencing after the "effective date of the registration statement" (as that term is defined in paragraph (c) of Rule 158 under the Securities Act); and

                           (iii)    amend or supplement the Resale Registration
Statement and the prospectus contained in the Resale Registration Statement as necessary in the event of an underwritten offering conducted in accordance with Sections 2(b) and (c).

                  (C) As a condition to the Company's obligations with respect to either a Resale Registration or a Piggyback Registration, the Company may require such Holder to furnish to the Company such information regarding such Holder, the Registrable Securities held by it, and such


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Holder's intended method of distribution of Registrable Securities as may be required in order to comply with the Securities Act and all applicable rules and regulations of the Commission. Each such Holder shall notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to the registration contains or would contain an untrue statement of a material fact regarding such Holder or such Holder's intended method of disposition of such Registrable Securities or omits to state any material fact regarding such Holder or such Holder's intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

         5. REGISTRATION EXPENSES. The Company agrees to bear and to pay or cause to be paid promptly all expenses incident to the Company's performance of or compliance with this Agreement, including (a) all Commission registration, filing and review fees and expenses relating to the Resale Registration Statement and any Piggyback Registration Statement, but excluding any fees and disbursements of counsel for the Holders or underwriters (except as provided in clause (e) of this Section 5), (b) all fees and expenses, if any, in connection with the registration or qualification of the Registrable Securities for offering and sale under state securities and blue sky laws referred to in
Section 4(a)(ix), but excluding any fees and disbursements of counsel for the Holders or underwriters (except as provided in clause (e) of this Section 5),
(c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Registrable Securities for delivery and all other documents in connection with the offering, sale or delivery of Registrable Securities to be disposed of (including certificates representing the Registrable Securities), (d) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance),
(e) not more than an aggregate total of $50,000 of the reasonable fees, disbursements and expenses of one counsel for the Holders retained in connection with the Resale Registration and/or Piggyback Registrations, as selected by the Holders holding, in the aggregate, at least a majority of the Registrable Securities held by Holders (which counsel shall be reasonably satisfactory to the Company), and (f) fees, expenses and disbursements of any other persons retained by the Company in connection with each such registration (collectively, the "REGISTRATION EXPENSES"). The Holders of the Registrable Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions and transfer taxes attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such Holders (severally or jointly), other than the counsel fees as set forth in clause (e) of this Section 5. The Holders shall be responsible for all fees, disbursements and expenses of any underwriter and its counsel engaged by the Holders pursuant to Section 4(a) and any "qualified independent underwriter" and its counsel engaged pursuant to Section 4(a)(xiii).

         6.       RESERVED.

         7.       INDEMNIFICATION.

                  (A) INDEMNIFICATION BY THE COMPANY. The Company will indemnify and hold harmless each Holder of Registrable Securities included in the Resale Registration Statement, and each Holder of Registrable Securities included in a Piggyback Registration Statement, against any losses, claims, damages or liabilities, joint or several, to which such Holder may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Resale Registration Statement or any Piggyback Registration Statement, as the case may be, under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such Holder, or any placement agent or underwriter, or any amendment or supplement thereto, or that arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and will reimburse such Holders for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such person in any such case (i) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in conformity with information furnished to the Company by or on behalf of such person in connection with a registration of securities under this Agreement, or
(ii) in the case of a sale directly by such holder of Registrable Shares (including a sale of such Registrable Shares through any underwriter retained by such holder of Registrable Shares to engage in a distribution solely on behalf of such holder of Registrable Shares), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and such holder of Registrable Shares failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of Registrable Shares to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act or any state securities laws.

                  (B) INDEMNIFICATION BY THE HOLDERS. Each Holder of Registrable Securities, severally and not jointly, shall (i) indemnify and hold harmless the Company and all other Holders of Registrable Securities against any losses, claims, damages or liabilities to which the Company or such other Holders of Registrable Securities may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Resale Registration Statement or any Piggyback Registration Statement under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such Holder or any placement agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of such Holder in connection with a registration of securities under this Agreement, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred provided, however, that no such Holder shall be required to undertake liability to any person under this Section 7(b) for any amounts in excess of the dollar amount of the proceeds received by such Holder from the sale of such Holder's Registrable Securities pursuant to such registration.

                  (C) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 7, notify such indemnifying party in writing of the commencement of such action; provided, however, that the failure to so notify the indemnifying party will not relieve the indemnifying party from any obligation that it may have hereunder to the extent the indemnifying party is not prejudiced as a result of the failure and the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under the indemnification provisions of or contemplated by Section 7(a) or 7(b). In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall (i) without the written consent of the indemnified party (which consent will not be unreasonably withheld), effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to, or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party, or (ii) be liable hereunder or otherwise for or with respect to any such settlement, compromise or judgment effected without its written consent (which consent will not be unreasonably withheld).

                  (D) CONTRIBUTION. If for any reason the indemnification provisions contemplated by Section 7(a) or Section 7(b) are unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this
Section 7(d) were determined by pro rata allocation (even if the Holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such Holder from the sale of any Registrable Securities exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations in this Section 7(d) to contribute shall be several in proportion to the amount of Registrable Securities registered by them and not joint.

                  (E)      OTHER. The obligations of the Company under this
Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each Holder and any person who controls any Holder within the meaning of Section 15 of the Securities Act; and the obligations of the Holders contemplated by this Section 7 shall be in addition to any liability which the respective Holder may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to any person who controls the Company within the meaning of Section 15 of the Securities Act.

         8. RULE 144 AND RULE 144A. The Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144) and the rules and regulations adopted by the Commission thereunder to enable such Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 and Rule 144A or any similar or successor rule or regulation hereafter adopted by the Commission.

         9. CONDITIONS TO REGISTRATION OBLIGATIONS. The Company shall not be obligated to effect the registration of Registrable Shares pursuant to Sections 2 or 3 unless all holders of shares being registered consent to reasonable conditions imposed by the Company as the Company shall determine with the advice of counsel to be required by law including, without limitation:

         (A) conditions prohibiting the sale of shares by such holders until the registration shall have been effective for a specified period of time;

         (B) conditions requiring such holder to comply with all prospectus delivery requirements of the Securities Act and with all anti-stabilization, anti-manipulation and similar provisions of Section 10 of the Exchange Act and any rules issued thereunder by the Commission, and to furnish to the Company information about sales made in such public offering;

         (C) conditions prohibiting such holders upon receipt of telegraphic or written notice from the Company (until further notice) from effecting sales of shares, such notice being given to permit the Company to correct or update a registration statement or prospectus;

         (D) conditions requiring that at the end of the period during which the Company is obligated to keep the registration statement effective under Section 2, the holders of shares included in the registration statement shall discontinue sales of shares pursuant to such registration statement upon receipt of notice form the Company of its intention to remove from registration the shares covered by such registration statement that remain unsold, and requiring such holders to notify the Company of the number of shares registered that remain unsold immediately upon receipt of notice from the Company; and

         (E) conditions requiring the holders of Registrable Shares to enter into an underwriting agreement in form and substance reasonably satisfactory to the Company and the holders of Registrable Shares.

         10. DELAY OF REGISTRATION. In the event (i) of any request by the Commission or any other federal or state governmental authority during the period of effectiveness of the Resale Registration Statement or a Piggyback Registration Statement, as the case may be, for amendments or supplements to a Resale Registration Statement or a Piggyback Registration Statement, as the case may be, or related prospectus or for additional information; (ii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Resale Registration Statement or a Piggyback Registration Statement, as the case may be, or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) of any event or circumstance which, upon the advice of its counsel, necessitates the making of any changes in the Resale Registration Statement or a Piggyback Registration Statement, as the case may be, or prospectus related thereto, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Resale Registration Statement or a Piggyback Registration Statement, as the case may be, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus related thereto, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall deliver a certificate in writing to the holders of Registrable Shares registered thereby (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, the holder will refrain from selling any Registrable Securities pursuant to the Resale Registration Statement or a Piggyback Registration Statement, as the case may be, (a "Suspension") until the holder's receipt of copies of a supplemented or amended prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus. In the event of any Suspension, the Company will use its reasonable best efforts to cause the use of the prospectus so suspended to be resumed within sixty (60) days after the delivery of a Suspension Notice to the holders.

         11.      MISCELLANEOUS.

                  (A) NO INCONSISTENT AGREEMENTS. The Company represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Securities or any other securities that would be inconsistent with the terms contained in this Agreement.

                  (B) SPECIFIC PERFORMANCE. The parties acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Holders from time to time of the Registrable Securities may be irreparably harmed by any such failure, and accordingly agree that the Holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Company under this Agreement in accordance with the terms and conditions of this Agreement, in any federal or state court of competent jurisdiction.

                  (C) NOTICES. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed effectively given only upon delivery to each party to be notified by (i) personal delivery, (ii) telex or telecopier, upon receipt of confirmation of complete transmittal, or (iii) an internationally recognized overnight air courier, addressed to the party to be notified at the address as follows: If to the Company, to Interleukin Genetics, Inc., 135 Beaver Street, Waltham, Massachusetts 02254, Attention: Chief Financial Officer, and if to a Holder, to the address of such Holder set forth in the security register or other records of the Company, or to such other address as the Company or any such Holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

                  (D) PARTIES IN INTEREST. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the Holders and their respective successors and permitted assigns. If any transferee of any Holder of Registrable Securities shall acquire Registrable Securities from a Holder in any manner, then such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes, provided that such transferee acquires at least 50,000 shares of Registrable Securities from the transferring Holder. In that event, the Registrable Securities held by such transferee shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Agreement. Any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the applicable terms hereof.

                  (E) SURVIVAL. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any Holder of Registrable Securities, any director, officer or partner of such Holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities.

                  (F) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law.

                  (G) HEADINGS. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

                  (H) ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the Holders of at least a majority of the Registrable Securities at the time outstanding. Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this
Section 11(h), whether or not any notice is delivered to such Holder.

                  (I) COUNTERPARTS. This Agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                                      * * *

                  This Registration Rights Agreement is signed as of the date first written above.

The Company:                            INTERLEUKIN GENETICS, INC.


                                        By:      /s/ Philip R. Reilly
                                            -------------------------------
                                                 Name:  Philip R. Reilly
                                                 Title: Chief Executive Officer

Investor:                               PYXIS INNOVATIONS, INC.


                                        By:      /s/ Beto Guajardo
                                            -------------------------------
                                                 Name:  Beto Guajardo
                                                 Title: Duly Authorized Agent